December 29, 2008

Equity Group Investments, L.L.C.
2 North Riverside Plaza, Suite 600
Chicago, IL 60606

Ladies and Gentlemen:

On February 4, 2008 you filed a Schedule 13D with the U.S. Securities and Exchange Commission disclosing the ownership of 14,750,000 shares of common stock of Starwood Hotels & Resorts Worldwide, Inc. (the “Company”). We are delighted that you are showing such confidence in the Company. You have since requested that we share with you certain confidential information about the Company. We agree to make available to you, upon and after your execution and delivery to us of this letter agreement, certain confidential information about the Company as listed on Schedule “A” attached hereto. We also agree to provide to you pursuant to the terms of this letter agreement, promptly following your request, such additional confidential information relating to the operations and assets of the Company that you may request from time to time or that appear on Schedule “A” as ongoing information requests, except that, as provided below, we may refuse, at any time, to continue to provide you additional confidential information including the ongoing information requests listed on Schedule “A”. You acknowledge that the Company’s obligation to furnish information is limited to information that is reasonably available to the Company and that the Company is not obligated to provide information or analyses to you that it does not otherwise prepare or obtain in the course of business. All nonpublic, proprietary, confidential information about the Company furnished by us or our Representatives (as defined below) pursuant to this letter agreement, whether furnished before or after the date hereof, whether oral or written, and regardless of the manner in which it is furnished, is referred to in this letter agreement as “Proprietary Information”. Proprietary Information does not include, however, information which (a) is or becomes publicly available other than as a result of a disclosure by you or your Representatives in breach of this letter agreement, (b) was available to you on a non-confidential basis prior to its disclosure by us or our Representatives or (c) becomes available to you on a non-confidential basis from a person other than us or our Representatives who is not known by you to be otherwise prohibited from making such information available to you by a confidentiality agreement with us or any Representative of ours, or is otherwise not known by you to be prohibited from making such information available to you under a legal obligation to us or any Representative of ours not to transmit the information to you. As used in this letter agreement, the term “Representative” means, as to any person, such person’s affiliates (including in your case EGI-SSE I, L.P.) and such person’s and such affiliate’s directors, officers, employees, agents, advisors (including, without limitation, financial advisors, counsel and accountants) and controlling persons. As used in this letter agreement, the terra “person” shall be broadly interpreted to include, without limitation, any corporation, company, partnership, other entity or individual.

Except as required by law, regulatory authority or judicial or administrative proceeding, unless otherwise agreed to in writing by us, you agree (a) to keep all Proprietary Information confidential and not to disclose or reveal any Proprietary Information to any person other than your Representatives and to use your commercially reasonable efforts to cause those persons to observe the terms of this letter agreement and (b) not to use Proprietary Information in connection with any action or use otherwise prohibited by the terms of this letter agreement. You will be responsible for any breach of the terms of this letter agreement by you or your Representatives. You agree that you shall be prohibited from disclosing or revealing such Proprietary Information to any partner of EGI-SSE I, L.P. that is not your affiliate and such partner’s directors, officers, employees, agents, advisors (including, without limitation, financial advisors, counsel and accountants) and controlling persons.

In the event that you are requested pursuant to, or required by, applicable law, regulatory authority or regulation, judicial or administrative proceeding or other legal process to disclose any Proprietary Information or any other information concerning the Company, you agree that you will, to the extent practicable, provide us with prompt notice of such request or requirement in order to enable us to seek an appropriate protective order or other remedy, to consult with you with respect to taking steps to resist or narrow the scope of such request or legal process, or to waive compliance, in whole or in part, with the terms of this letter agreement. If in the absence of a protective order you or any of your Representatives are nonetheless, as advised by your counsel or the counsel of such Representative, required by applicable law, regulatory authority or regulation, judicial or administrative proceeding or other legal process to disclose Proprietary Information or other information concerning the Company, you or your Representatives shall (as applicable) (a) use commercially reasonable efforts to furnish only that portion of the Proprietary Information or such other information that is required to be disclosed as advised by counsel and (b) give advance notice to the Company of the information to be disclosed as far in advance as is reasonably practical. In any such event you or your Representatives will, to the extent legally permissible and at Company’s expense, use your or their (as applicable) commercially reasonable efforts to ensure that all Proprietary Information and other information that is so disclosed will be accorded confidential treatment.

In consideration of the Proprietary Information we have agreed to provide you in this letter agreement, you agree that you and your non-public affiliates controlled by you shall Stand Still during the Standstill Period provided that we comply with the provisions of this letter agreement applicable to us. Capitalized terms used in this and the following paragraphs concerning the Stand Still and not defined above are defined below.

We agree not to provide material, non-public information concerning the Company to any Third Party in connection with any potential Third Party Offer or under circumstances which could reasonably be expected to result in a Third Party Offer without the Third Party first entering into a Comparable NDA with the Company.

We agree to notify you in writing by email to the addresses set forth on Schedule “B” hereto, or as otherwise designated in writing by you (a “Trigger Notice”) within two days after the earliest to occur of: (i) our receiving a Third Party Offer; (ii) our beginning negotiations with a Third Party or solicitation of a Third Party concerning a potential Third Party Offer or under circumstances which could reasonably be expected to result in a Third Party Offer; (iii) our beginning negotiations to provide a Third Party material, non-public information concerning the Company in connection with any potential Third Party Offer or under circumstances which could reasonably be expected to result in a Third Party Offer; or (iv) our entering into a confidentiality agreement in connection with any potential Third Party Offer or under circumstances which could reasonably be expected to result in a Third Party Offer (any of the circumstances described in (i) through (iv) above, a “Triggering Event”). If within 15 days after the occurrence of a Triggering Event, we have rejected the Third Party Offer, if any, terminated negotiations, if any, with the Third Party concerning a potential Third Party Offer and ceased providing the Third Party any material, non—public information concerning the Company, we may send you, at our option, a “Trigger Termination Notice.”

From the earlier to occur of your receipt of a Trigger Notice or two days after the occurrence of a Triggering Event, until your receipt of a Trigger Termination Notice (if any), notwithstanding your agreement above to Stand Still during the Standstill Period, you may make an offer to the Company’s Board of Directors to acquire the Company or any part of its assets or securities, cause such an offer to be made or participate in such an offer, provided such offer (the “EGI Counter Offer”) terminates automatically by its terms upon your receipt of a Trigger Termination Notice no later than the earlier to occur of 13 days after your receipt of a Trigger Notice or 15 days after the occurrence of a Triggering Event (the “Trigger Termination End Date”).

Upon your receipt of a Trigger Termination Notice prior to the expiration of the Trigger Termination End Date, any EGI Counter Offer then outstanding shall automatically terminate without further action by any party. Until after the expiration of the Trigger Termination End Date without your receipt of a Trigger Termination Notice, you shall not make or allow to be made any public announcement regarding any EGI Counter Offer or the termination thereof.

Other than a Comparable NDA, we agree not to enter into any other agreement, arrangement or understanding of any kind regarding a Third Party Offer, including without limitation any indication of interest, letter of intent, term sheet or definitive agreement of any kind or, except as required by law or any applicable securities exchange regulations, make or allow to be made any public announcement regarding any Third Party Offer, until 15 days after you have received a Trigger Notice.

"Comparable NDA” means’ a confidentiality and standstill agreement containing terms no less favorable to the Company than those contained in this letter agreement.

"Stand Still” means not to, nor knowingly encourage or knowingly assist in any way any of your public affiliates to, without the prior written consent of the Company or its Board of Directors:

(a) make, or in any way participate in, any “solicitation” or request for “proxies” (as such terms are defined or used in Regulation 1.4A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or become a “participant” in or in any way encourage or facilitate any “election contest” (as such terms are defined or used under the Exchange Act) to vote any securities of the Company;

(b) demand, or join in any demand for, a meeting of the shareholders of the Company, or initiate or propose any shareholder proposals for submission to a vote of shareholders of the Company except for a shareholder resolution required by Maryland law to give full voting rights to shares acquired and held in compliance with this letter agreement;

(c) communicate with, seek to advise, encourage or influence any person or entity (other than any of your affiliates), in any manner, with respect to the voting of any Common Stock of the Company (including by taking a public position with respect to any matter to be submitted to shareholders of the Company for their approval), other than in accordance with the recommendations of the Company approved by a majority of the Company’s directors;

(d) make an offer to acquire the Company or cause such an offer to be made;

(e) form, join or in any way participate in a “group” (as such term is used in Section 13(d)(3) of the Exchange Act) with respect to any securities of the Company in connection with any action or matter otherwise prohibited by the terms of this letter agreement;

(f) make any public announcement with respect to any extraordinary transaction involving the Company or its securities, or take any action that could reasonably be expected to require the Company to make a public announcement regarding the possibility of any of the foregoing events, provided, however, that you may file Schedule 13D amendments and Forms 3, 4 and 5 to report acquisitions and dispositions of the Company’s securities;

(g) knowingly advise, knowingly assist, knowingly encourage, knowingly act as a financing source for, or otherwise knowingly invest in any third party engaging, at the time of such investment, in any of the foregoing activities; or

(h) purchase or sell or otherwise trade in Company securities or derivative thereof during `Blackout Periods” (as defined in the Company’s Policy Against Insider Trading, a copy of which is attached hereto), provided the Company (i) promptly notes you by email or other writing of the beginning and ending of each Blackout Period, and (ii) acts reasonably and consistently with past practices, and not with the intent to frustrate or hinder your trading activity in the Company’s securities or derivatives thereof or to invite, encourage, advance or assist any Third Party Offer, when determining to extend any Blackout Period beyond the close of business on the second business day following any Company quarterly earnings release.

"Standstill Period” means the earliest of:

(a) nine months from the earlier of (w) the last date that we shall have shared any Proprietary Information with you pursuant to this letter agreement or (x) the date you shall have notified the Company that you no longer wish to receive Proprietary Information, or (y) the date the Company shall notify you of its unwillingness to give you any further Proprietary Information including the ongoing information requests listed on Schedule “A”;

(b) the date all Proprietary Information we shall have shared with you ceases to be confidential,

(c) 15 days after the occurrence of a Trigger Event unless you receive a Trigger Termination Notice prior to 5:00 P.M. on the Trigger Termination End Date; and

(d) the date a Third Party shall have begun or announced its intention to make a tender offer for 20% or more of the common stock of the Company or to commence a proxy solicitation for the appointment or removal of any directors of the Company.

"Third Party” means any party or group unaffiliated with you, independent from you and not acting jointly or in concert with, or otherwise knowingly encouraged or knowingly assisted by you.

"Third Party Offer” means any offer, proposal, indication of interest or the like to acquire directly or indirectly through one or more transactions 40% or more of the consolidated assets or to become a 20% or more holder of the common stock of the Company through acquisition of securities from the Company or otherwise.

You will, upon our written request, promptly deliver to us or destroy all Proprietary Information, including all copies, reproductions, summaries, analyses or extracts thereof or based thereon in your possession and you shall direct your Representatives to do the same. Notwithstanding the foregoing, (i) you and your Representatives may retain such Proprietary Information and materials to the extent relevant to demonstrate your or your Representatives’ compliance with any legal or fiduciary obligation or internal document retention policy, and (ii) you and your Representatives shall only be required to use commercially reasonable efforts to return or destroy any such Proprietary Information stored electronically, provided that if requested by the Company, you shall confirm to the Company in writing your compliance with the provisions of this paragraph.

You acknowledge that you are aware that United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such other person is likely to purchase or sell securities of such company. Accordingly, you agree to comply with such restrictions for so long as you possess any material non-public information concerning the Company.

Without prejudice to the rights and remedies otherwise available to us, you agree we shall be entitled to seek to obtain equitable relief by way of injunction or otherwise if you or any of your Representatives breach or threaten to breach any of the provisions of this letter agreement.

It is further understood and agreed that no failure or delay by us in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

All provisions of this letter agreement are severable. You agree that if any provision of this letter agreement shall, for any reason, be adjudged by any court of competent jurisdiction to be invalid or unenforceable, such judgment shall not affect, impair or invalidate the remainder of this letter agreement and shall be confined in its operation to the provision of this letter agreement directly involved in the controversy in which such judgment shall have been rendered.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that State.

Any assignment of this letter agreement by you without our prior written consent shall be void.

Except as otherwise provided in this letter agreement, the provisions of this letter agreement shall remain in effect until the earlier of

(a)	nine months from the earlier of (w) the last date that we shall have shared any Proprietary Information with you pursuant to this letter agreement or (x) the date you shall have notified the Company that you no longer wish to receive material Proprietary Information, or (y) the date the Company shall notify you of its unwillingness to give you any further Proprietary Information, or

(b)	the date all Proprietary Information we shall have shared with you ceases to be confidential.

This letter agreement contains the entire agreement between you and us concerning confidentiality of the Proprietary Information, supersedes the letter agreement dated March 16, 2008 and any other agreements between you and us regarding the subject matter hereof and no modification of this letter agreement or waiver of the terms and conditions hereof shall be binding upon you or us, unless approved in writing by each of you and us.

Please confirm your agreement with the foregoing by signing and returning undersigned the duplicate copy of this letter enclosed herewith.

Starwood Hotels & Resorts Worldwide, Inc.

By:      /s/ Kenneth Siegel
Kenneth Siegel, Chief Administrative Officer

Accepted and agreed to
as of the date first written above:

Equity Group Investments, L.L.C.

By:	/s/ Philip G. Tinkler

Philip G. Tinkler, Chief Financial Officer